Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Elizabeth Dietrich, William J. Evers, Dylan J. Tyson and Michael Pignatella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2023 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2024.
/s/ Alan M. Finkelstein
   Alan M. Finkelstein
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Elizabeth Dietrich, William J. Evers, Dylan J. Tyson and Michael Pignatella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2023 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2024.
/s/ Scott E. Gaul
   Scott E. Gaul
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Elizabeth Dietrich, William J. Evers, Dylan J. Tyson and Michael Pignatella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2023 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.
/s/ Salene Hitchcock-Gear
   Salene Hitchcock-Gear
   Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Elizabeth Dietrich, William J. Evers, Dylan J. Tyson and Michael Pignatella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2023 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2024.

/s/ Markus Coombs
Markus Coombs
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Elizabeth Dietrich, William J. Evers, Dylan J. Tyson and Michael Pignatella, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2023 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2024.
/s/ Bradley O. Harris
   Bradley O. Harris
   Director